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                                                                    EXHIBIT 23.2

                     CONSENT OF INDEPENDENT PUBLIC AUDITORS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated March 8, 1996 included in (or incorporated by reference in) Lands' End, Inc.'s Form 10-K for the fiscal year ended February 2, 1996 and to all references to our Firm included in this Registration Statement.

                                           Arthur Andersen LLP

Milwaukee, Wisconsin,
March 6, 1997